================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  April 25, 2008
                                                         ------------------

                               CirTran Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)


                        0-26059                         68-0121636
--------------------------------------------------------------------------------
               (Commission File Number)        (IRS Employer Identification No.)


     4125 South 6000 West, West Valley City, Utah             84128
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)             (Zip Code)


                                  801-963-5112
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.01         Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Issuance of Promissory Note; Entry into Subscription Agreement
--------------------------------------------------------------

         On April 25, 2008, CirTran Corporation (the "Company"), issued a promissory note (the "Note") for an aggregate indebtedness of $315,000 to Albert Hagar (the "Noteholder"). Additionally, the Company entered into a subscription agreement (the "Subscription Agreement") with the Noteholder. The Company previously disclosed the issuance of promissory notes to five investors in a Current Report on Form 8-K, filed with the Commission on April 7, 2008.

         Under the terms of the Note, the Company received proceeds of $300,000. The Company agreed to repay an aggregate of $315,000, which consists of the amount borrowed plus a "five percent (5%) borrowing fee." The Note is due and payable within 30 days after demand is made for payment. The Noteholder agreed not to demand payment within the first 30 days after the Note was issued. The Company is entitled to pre-pay any or all amounts of the Note with no penalty.

         Upon the first to occur of (i) the date thirty-one days after the date of the Note, or (ii) the occurrence of an Event of Default, as defined in the Note, unless the Event of Default has been cured within any grace period set forth in the Note, the Note will also bear interest at twelve percent (12%) per annum, based on a 365-day year. Events of default include a default in the payment of any payment of principal of the Note when the same becomes due and payable, and remains in default for a period of 20 days after the Noteholder gives notice of such default. Other events of default are listed in the Note.

         In connection with the Company's issuance of the Note, Iehab Hawatmeh, the Company's President, gave a personal guarantee on the amount of the Note, whereby Mr. Hawatmeh agreed that in the event the Company fails to cure an Event of Default (as defined in the Note) and after all legal remedies by the Noteholder have been attempted to collect the money from the Company, Mr. Hawatmeh agreed to pay upon demand by the Noteholder all the principal amount then owing pursuant to the provisions of the Note.

         The Company intends to use the proceeds from the issuance of the Note in connection with the business of CirTran Beverage Corp., a Utah corporation and wholly owned subsidiary of the Company.

         The Company also entered into a Subscription Agreement with the Noteholder in connection with the issuance of the Note. (The Form of Subscription Agreement for Mr. Hagar was the same as was filed as an exhibit to the Company's prior Current Report on Form 8-K discussed above.) The Noteholder represented that he was an accredited investor, that he had reviewed the Company's publicly filed reports to his satisfaction, and that he acknowledged that the Note was restricted.

         The foregoing summaries of the terms and conditions of the Note and the Subscription Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each of the respective documents, either attached as exhibits hereto or previously filed, and which are hereby incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits.
                  --------

                  99.1     Promissory Note

                  99.2 Form of Subscription Agreement (previously filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on April 7, 2008, and incorporated herein by reference).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CirTran Corporation


Date: May 1, 2008                           By:  /s/ Iehab Hawatmeh
                                                 ------------------------------
                                                 Iehab J. Hawatmeh, President

--------------------------------------------------------------------------------